UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2016

Simlatus Corp.

(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification Number)

175 Joerschke Dr., Suite A
Grass Valley, CA 95945
(Address of principal executive offices)

Phone: (530) 205-3437
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER INFORMATION

On November 11, 2016, the Board of Directors issued, or caused to be issued, 87,500,000 shares of Common Stock to Donna Murtaugh in lieu of payment, and in accordance with a certain Asset Purchase Agreement the Company entered into with RJM and Associates, dated March 10, 2016, and, an Amended Asset Purchase Agreement dated August 3, 2016.

On December 5, 2016, Donna Murtaugh entered into a Cancellation of Issued Shares Agreement (“Agreement”) with the Company, whereby she has agreed to the cancellation of those 87,500,000 Shares and to defer payment to her under the Asset Purchase Agreement and the Amended Asset Purchase Agreement.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS

Exhibit No.                      Description

10.1                                  Cancellation of Issued Shares Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2016

Simlatus Corporation

/s/ Gary B. Tilden
__________________________________
By: Gary B. Tilden, CEO and Secretary